Exhibit 10.1

AMENDMENT NUMBER 1
TO SECOND AMENDED AND RESTATED LOAN AGREEMENT

     THIS AMENDMENT NUMBER 1, dated as of September 23, 2004 (this “Amendment”) to the Second Amended and Restated Loan Agreement, dated as of September 23, 2003 (as amended or supplemented from time to time as permitted thereby, the “Loan Agreement”), each among CRONOS FINANCE (BERMUDA) LIMITED, a company organized and existing under the laws of the Islands of Bermuda (the “Issuer”), FORTIS BANK (NEDERLAND) N.V. (f/k/a MeesPierson N.V.) (“Fortis”), a Naamloze Vennootschap, as agent on behalf of the Noteholders (in such capacity, the “Agent”), and Fortis, HOLLANDSCHE BANK-UNIE N.V. and NIB CAPITAL BANK N.V., each as a Noteholder (a “Noteholder”).

W I T N E S S E T H:

     WHEREAS, the Issuer, the Agent and the Noteholders have previously entered into the Loan Agreement, dated as of September 23, 2003;

     WHEREAS, the parties hereto desire to amend the Loan Agreement in order extend the Final Payment Date from September 23, 2004 to September 23, 2005;

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

     SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Loan Agreement.

     SECTION 2. Full Force and Effect. Other than as specifically modified hereby, the Loan Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.

     SECTION 3. Amendment to the Loan Agreement. Effective upon the date hereof, following the execution and delivery hereof,

     (a) The definition of “Final Payment Date” in Section 101 of the Loan Agreement is hereby amended to read in its entirety as follows:

     “Final Payment Date: September 23, 2005, or if such date is not a Banking Date, the Banking Day immediately preceding such date.”

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Exhibit 10.1

     SECTION 4. Representations, Warranties and Covenants.

     The Issuer hereby confirms that each of the representations, warranties and covenants set forth in Articles V and VI of the Loan Agreement are true and correct as of September 23, 2004 with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.

     SECTION 5. Effectiveness of Amendment; Terms of this Amendment.

     (a) This Amendment shall become effective on the date that the conditions precedent set forth below are satisfied, which shall be in no event later than September 23, 2004:

     (i) Amendment. The Agent shall have received this Amendment, in form and substance satisfactory to the Noteholders, executed and delivered by the Issuer and the parties hereto; and

     (ii) Renewal Fee Letter. The Noteholders shall have received the Renewal Fee Letter, dated as of September 23, 2004, executed and delivered by the Issuer and all other parties hereto.

     (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Loan Agreement, and (ii) each reference in the Loan Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended or modified hereby.

     SECTION 6. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 8. No Novation. Notwithstanding that the Loan Agreement is hereby amended by this Amendment as of the date hereof, nothing contained herein shall be deemed to cause a novation or discharge of any existing indebtedness of the Issuer under the original Loan Agreement that was executed on

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Exhibit 10.1

September 23, 2003, as amended and supplemented to date, or the security interest in the Collateral created thereby.

[Signature page follows.]

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Exhibit 10.1

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

CRONOS FINANCE (BERMUDA) LIMITED
By:	/s/ PETER J. YOUNGER
	Name:	Peter J. Younger
	Title:	Director

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Exhibit 10.1

FORTIS BANK (NEDERLAND) N.V., as Agent and Noteholder
By:	/s/ P.R.G. ZAMAN
	Name:	P.R.G. Zaman
	Title:	Deputy Director

By:	/s/ M.A.N. VAN LACUM
	Name:	M.A.N. van Lacum
	Title:	Assistant Vice President

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Exhibit 10.1

NIB CAPITAL BANK N.V., as Noteholder
By:	/s/ HANS SCHOLTEN
	Name:	Hans Scholten
	Title:	Associate Director

By:	/s/ MAURICE WYMANS
	Name:	Maurice Wymans
	Title:	Vice President

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Exhibit 10.1

HOLLANDSCHE BANK-UNIE N.V., as Noteholder
By:	/s/ L.J.M. BLOEMHEUVEL
	Name:	L.J.M. Bloemheuvel
	Title:	Proxy

By:	/s/ R.A.C. COEMAADTS
	Name:	R.A.C. Coemaadts
	Title:	Proxy

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